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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549



                                       FORM 8-K



                                    CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



                  Date of report (date of earliest event reported):
                                  September 5, 1996



                                   AMX CORPORATION
                                   ---------------
                (Exact name of registrant as specified in its charter)

            Texas                   0-26924               75-1815822
       ---------------            ------------        -------------------
       (State or other            (Commission         (I.R.S. Employer
       jurisdiction of            File Number)        Identification No.)
       incorporation)


                                11995 Forestgate Drive
                                 Dallas, Texas  75243
                                ----------------------
             (Address of principal executive offices, including zip code)


          Registrant's telephone number, including area code (214) 644-3048



                                    Not Applicable
                                    --------------
            (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         See Exhibit 20.1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS


         (c)  Exhibit.

              20.1 Press Release, dated September 5, 1996, regarding financing for PHAST Corporation and the resignation of a board member.



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                                      SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       AMX CORPORATION


September 10, 1996                     By:  /s/ Joe Hardt
                                          -----------------------------------
                                            Joe Hardt
                                            President


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                                    EXHIBIT INDEX


Exhibit No.                          Description
- -----------                          -----------

20.1 Press Release, dated September 5, 1996, regarding financing for PHAST Corporation and the resignation of a board member.